UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01209

Bridges Investment Fund, Inc.
(Exact name of registrant as specified in charter)

13333 California Street
Omaha, NE 68154
(Address of principal executive offices) (Zip code)

Edson L. Bridges III
13333 California Street
Omaha, NE 68154
(Name and address of agent for service)

(402) 397-4700
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  December 31, 2020

Item 1. Reports to Stockholders.

Fifty-Eighth

Annual Shareholder Report

2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (the “SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.bridgesfund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-866-934-4700 or by sending an e-mail request to fund@bridgesinv.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-866-934-4700 or by send an e-mail request to fund@bridgesinv.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

P.O. Box 542021 - Omaha, NE 68154
P: (402) 397-4700   F: (402) 397-1555   www.bridgesfund.com

(This Page Intentionally Left Blank.)

Contents of Report

Page 1	Shareholder Letter
Exhibit 1	Portfolio Transactions During the
Page 6	Period from July 1, 2020 through
December 31, 2020
Exhibit 2	Selected Historical Financial Information
Pages 7-8
Pages 9-10	Expense Example
Page 11	Allocation of Portfolio Holdings
Pages 12-26	Financial Statements and Report of
Independent Registered Public
Accounting Firm
Page 27	Privacy Policy
Pages 28-29	Additional Disclosures
MD&A 1–12	Management Discussion and Analysis

IMPORTANT NOTICES

Must be preceded or accompanied by a Prospectus.

Opinions expressed herein are those of Edson L. Bridges III and are subject to change. They are not guarantees and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the U.S. equity market in general. You cannot invest directly in a specific index.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

The Price-to-Earnings Ratio or P/E ratio is a ratio for valuing a company that measures its current share price relative to its per-share earnings.

Earnings growth for a Fund holding does not guarantee a corresponding increase in market value of the holding or the Fund.

Mutual fund investing involves risk. Principal loss is possible. Small and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

While the fund is no-load, management fees and other expenses still apply.

The Bridges Investment Fund is distributed by Quasar Distributors, LLC.

January 11, 2021

Dear Shareholder:

Performance

Bridges Investment Fund had a total return of 26.44% for the one-year period ending December 31, 2020.  By comparison, the S&P 500 had a total return of 18.40%.   The Fund had annualized total returns of 17.15%, 16.00%, and 13.41% for the 3, 5, and 10-year periods ending December 31, 2020, compared to total returns of 14.18%, 15.22%, and 13.88% for the S&P 500.  Three, five, and ten-year periods are annualized.  The Fund’s gross expense ratio is 0.80%, as stated in its Prospectus.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance stated above. Performance data current to the most recent month end may be obtained by calling 866-934-4700.

Review of 2020 and Outlook for 2021

U.S. stocks recorded positive returns on balance in 2020, which ended up as one of the most volatile on record.

The year saw the fastest large decline for stock prices in U.S. history, as the S&P 500 fell 35% in the 23 trading days between February 19 (which saw the S&P 500 set an all-time high at 3,386) and March 23 (which proved to be the low S&P 500 close for 2020 at 2,237).  From the March 23 low, the S&P 500 advanced 68%, to close the year at a new all-time high level of 3,756, resulting in a total return for the Index of 18.40%.

The strong performance of stocks stood in stark contrast to the headlines across the year, which included the onset of a global pandemic, rising Coronavirus cases throughout the year, a global recession brought on by efforts to mitigate the effects of the pandemic through physically distancing, and in the U.S., a sharp rise in social unrest and a rancorous election cycle.

We believe several factors contributed to the stock market’s advance in 2020, notwithstanding troubling and deteriorating headlines over the course of the year:

1.	The Federal Reserve and Congress acted quickly to provide liquidity and support to individuals and businesses at the outset of the pandemic in the U.S.

2.	The Fed continued to work proactively throughout the year, resulting in excess liquidity, some of which found its way into equities. The Fed also actively supported trading the credit markets.

3.	Interest rates dropped to historically low levels, supporting rising valuations for equity securities.

Shareholder Letter	January 11, 2021

4.
The sharp stock market decline in February-March created a disconnect between stock prices in the moment and longer-term valuations for companies; investors with long-term investment horizons were willing to deploy capital during the decline, anticipating an eventual economic recovery and normalization of corporate profits.

5.
Actual corporate financial performance after the onset of the pandemic was not as nearly as bad as initially feared. At the outset of the pandemic the economy was brought to a full stop (in order to mitigate the effects of the virus), which caused an immediate recession; positive surprises for both revenues and earnings predominated over the course of the second and third quarter earnings reporting periods.

In 2020, as was the case in 2019, investors accorded higher equity valuations to stocks over the course of the year.  The S&P 500 began the year at 3,231, trading at 18.0x estimated 2020 earnings of $180 per share; the S&P 500 ended 2020 at 3,756, trading at 22.8x estimated 2021 earnings of $165 per share.

We believe the expansion in equity valuations during 2020 was justified given the ongoing decline in interest rates to historically low levels.  In 2019, the yield on the ten-year Treasury fell from 2.69% to 1.92%, while the one-year forward P/E on the S&P expanded from 14.3x to 18.0x; in 2020, the yield on the ten-year Treasury fell from 1.92% to 0.92%, in part driving an expansion in the one year forward S&P 500 P/E from 18.0x to 22.8x.

In our view, the expansion in equity valuations during 2020 was warranted, given the historically low level of interest rates.  The ten-year Treasury yield of 0.92% at its year-end 2020 close stood well below its average yield over the past decade (2.16%).  Lower interest rates, in our view, materially increase the value of future cash flows for shareholders in high quality publicly traded businesses; further, the earnings yield spread of the S&P 500 to the ten-year Treasury yield ended 2020 at 346 basis points (3.46%), well above long-term average for that relationship.

While stock prices ended 2020 at all-time highs, valuations, while higher than average, and stretched from late 2018 levels, remain below prior stock market peaks.  The S&P 500 reached 28x estimated 2000 earnings in late 1999, with the ten-year Treasury yielding 6%; at present, the S&P 500 trades at 23x estimated 2021 earnings with the ten-year Treasury yield at 1%.  In our view, stocks are not cheap, but they are not overvalued given our expectation of continued earnings recovery over the next several years, and a low interest rate environment.

Our outlook for 2021 and beyond is constructive.  Our constructive stance is based on an expectation of a continuation of the economic recovery that started in the middle of the second quarter of 2020, but our view is tempered by several risks, including:  1) the fact that equity valuations are higher than average on an absolute basis (the strong rebound in stock prices in late 2020 may have already discounted much of the economic growth that lies ahead), 2) the fact that pandemic continues to spread, causing continued damage to society and the global economy, and 3) the potential for higher taxes as part of the Biden Administration’s policy agenda.

Shareholder Letter	January 11, 2021

We expect corporate earnings to improve on balance over the course of 2021, and we expect an eventual normalization of economic conditions and capital markets volatility and valuations.  Given the uncharted nature of the pandemic and the recession, we expect higher than normal levels of capital markets volatility for the foreseeable future.

We have established a 2021 year-end fair value range of 3,600-3,900 for the S&P 500 (22x estimated 2021 earnings of $165-175).  Our preliminary year-end 2022 fair value range is 4,050-4,400 (22x estimated 2022 earnings of $185-200).  Our single point year-end fair value estimates for 2021 and 2022 are 3,900 and 4,100, respectively.

We expect equity market volatility to remain relatively high in 2021, and we would not be surprised if stocks traded 20-25% below and above the 2020 year-end level of the S&P 500 of 3,756 during the upcoming year.

While we expect 2021 to be volatile and challenging, we are constructive on the long-term outlook for equities in general given the level of current equity valuations and interest rates, and our expectation that long-term corporate earnings growth will be positive, and that over the next several years, the economy recovers and normalizes from the damage inflicted by the pandemic.

Our Portfolio

The Fund’s portfolio continues to be comprised primarily of companies with strong balance sheets, high levels of profitability, and a demonstrated ability to grow business value over the long-term despite periodically challenging economic conditions.

The Fund’s ten largest individual stock holdings as of December 31, 2020:

Apple	10.01%
MasterCard	7.93
Amazon	6.83
Alphabet, Inc.	5.88
Microsoft	4.85
Visa	3.67
Paypal	3.44
Blackrock	3.02
Adobe	2.52
Facebook	2.52

Shareholder Letter	January 11, 2021

The following table summarizes the changes we made in the Fund in 2020:

NEW BUYS:	ADDS:	TRIMS:	SELLS:

BWX	Adobe	Apple	Ameriprise
Technologies	Alcon	Booking Holdings	Boeing
Casey’s	Autodesk	Chevron	Capital One
Edwards	Home Depot	Comcast	Continental
Lifesciences	IAA	Iqvia	Resources
Intercontinental	Lowe’s	MasterCard	Delta Air Lines
Exchange	Microsoft	Wells Fargo	Estee Lauder
Nvidia	Old Dominion		iShares Core S&P
Terminix	Salesforce		Mid-Cap ETF
	SVB Financial		iShares Core S&P
	Transunion		Small-Cap ETF
	United Healthcare		Schwab
Ulta Beauty

The companies that were the most additive to the Fund’s return in 2020 included Apple, Amazon, PayPal, Microsoft, MasterCard, and Nvidia.

The companies that were the largest drag on performance in 2020 included Wells Fargo, Capital One, Continental Resources, and Delta Air Lines.

We believe the Fund’s holdings are both 1) well-positioned to grow their business value over the next several years, and 2) valued at levels that are reasonably attractive over the long run given our assessment of their long-term business value growth potential.

From a valuation standpoint, we believe the Fund’s holdings are attractively valued looking out over the next several years.  At present, the Fund’s portfolio trades at 36x estimated 2021 earnings and 28x estimated 2022 earnings, with a projected long-term annual earnings growth of 10-14%, which compares with the 23x 2021 P/E, 18x 2022 P/E, and 5-6% long term annual earnings growth projected for the S&P 500.

Investment Philosophy and Process

We continue to rely on our investment philosophy and investment process to provide a framework for our portfolio management of the Fund.  Strong investment process is critical always, but especially within the context of challenging and volatile capital markets conditions.

Our investment philosophy is based on the notion that long-term investment in high quality, structurally advantaged businesses that are well-managed and that have opportunities for significant business value growth can provide shareholders with satisfactory long-term returns.  We expect that over time, business value growth and share price performance should approximate each other:  we seek to derive our investment return over the long run from being business owners, not from the fact that the businesses that we own are traded in the public equity market.  We are “business dependent” for return, not “stock market dependent.”

Shareholder Letter	January 11, 2021

We seek to effectuate our investment philosophy through our investment process, which entails three core elements:  quality (the higher the better), growth (the faster and more consistent, the better), and valuation (the lower the better, given the first two considerations).

We seek to own high quality businesses that have durable structural or competitive advantage, because we believe that high quality businesses with competitive advantage can deliver attractive returns over time, given a demonstrated ability to successfully exploit their competitive advantage.

We seek businesses that have significant long-term opportunities to grow, and a demonstrated ability to effectively convert growth opportunities into rising free cash flows over time.

Finally, we apply rigorous approaches to valuation in order to identify companies that are priced attractively from a long-term perspective given the quality of their franchise and the size of their business growth opportunities.

Our primary investment goal is to identify and own companies that have strong franchise characteristics and attractive valuation metrics, such that the business value growth that our companies generate over the long-term leads to positive shareholder returns.  A long time horizon is critical to our approach, because it allows sufficient opportunity for our companies to compound business value at attractive rates, such that share price can appropriately reflect growth in underlying business value.

Over time, we expect to benefit from our investment approach in two ways:  1) from an improvement in valuation, as our companies move from being undervalued relative to our appraisal of fair value toward our estimate of fair value (positive change in valuation), and 2) from the growth in our companies’ underlying business value over time, which is driven by increasing revenues, earnings, dividends, and free cash flow.

We believe that our investment approach should be effective over the long run, as stock prices tend to track underlying changes in business value over time.  Periods of broad stock market weakness create opportunities for us to identify attractive new equity investment candidates, and/or to add to existing holdings at attractive valuation levels.

We are very grateful for your continued investment in Bridges Investment Fund.

Sincerely,

Edson L. Bridges III, CFA
President and Chief Executive Officer

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JULY 1, 2020 THROUGH DECEMBER 31, 2020
(Unaudited)

	Bought or	Held After
Securities	Received	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

BWX Technologies, Inc.	10,000	10,000

	Sold or	Held After
Securities	Exchanged	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

Apple, Inc.	5,000	180,000
Boeing Co.	5,000	—
Capital One Financial Group	10,000	—
Chevron Corp.	5,000	10,000
Delta Air Lines, Inc.	35,000	—
The Charles Schwab Corp.	60,000	—
Ulta Beauty, Inc.	10,000	—
Wells Fargo & Co.	35,000	30,000

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION
(Unaudited)

– – – – – – – – – Year End Statistics – – – – – – – – – –

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share
07-01-63	$109,000	10,900	$10.00	$—	$—
12-31-63	159,187	15,510	10.13	.07	—
12-31-64	369,149	33,643	10.97	.28	—
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	—
12-31-67	850,119	64,427	13.20	.295	—
12-31-68	1,103,734	74,502	14.81	.315	—
12-31-69	1,085,186	84,807	12.80	.36	—
12-31-70	1,054,162	90,941	11.59	.37	—
12-31-71	1,236,601	93,285	13.26	.37	—
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	—
12-31-75	1,056,439	111,619	9.46	.35	—
12-31-76	1,402,661	124,264	11.29	.38	—
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648

Exhibit 2
(Continued)

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION
(Unaudited)

– – – – – – – – – Year End Statistics – – – – – – – – – –

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share
12-31-99	$69,735,684	1,508,154	$46.24	$.30	$.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	—
12-31-02	45,854,541	1,989,769	23.05	.20	—
12-31-03	62,586,435	2,016,560	31.04	.24	—
12-31-04	74,281,648	2,230,038	33.31	.305	—
12-31-05	80,715,484	2,305,765	35.01	.2798	—
12-31-06	82,754,479	2,336,366	35.42	.2695	—
12-31-07	77,416,617	2,258,380	34.28	.2364	2.5735
12-31-08	49,448,417	2,257,410	21.91	.2603	—
12-31-09	67,435,343	2,303,377	29.28	.17	—
12-31-10	75,014,486	2,307,301	32.51	.126	—
12-31-11	73,779,028	2,266,478	32.55	.1586	—
12-31-12	83,361,384	2,256,216	36.95	.207	—
12-31-13	110,155,511	2,335,264	47.17	.2408	1.62945
12-31-14	122,102,388	2,463,893	49.56	.265	1.71490
12-31-15	116,368,311	2,378,851	48.92	.2725	.5244
12-31-16	122,877,447	2,381,534	51.60	.2929	.47505
12-31-17	144,610,324	2,387,530	60.57	.2033	2.11478
12-31-18	151,571,438	2,640,626	57.40	.2798	.6652
12-31-19	195,797,767	2,681,440	73.02	.2876943	2.43694
12-31-20	238,235,025	2,684,955	88.73	0.08	3.38466

BRIDGES INVESTMENT FUND, INC.

EXPENSE EXAMPLE

DECEMBER 31, 2020
(Unaudited)

As a shareholder of the Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2020 – December 31, 2020).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers (including redemption requests), returned checks or stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2020 –
	July 1, 2020	December 31, 2020	December 31, 2020
Actual	$1,000.00	$1,232.40	$4.38
Hypothetical
(5% annualized return
before expenses)	$1,000.00	$1,021.22	$3.96

*	Expenses are equal to the Fund’s annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

BRIDGES INVESTMENT FUND, INC.

ALLOCATION OF PORTFOLIO HOLDINGS

PERCENTAGE OF TOTAL INVESTMENTS

DECEMBER 31, 2020
(Unaudited)

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stocks	$227,338,579
Short-Term Investments	11,244,847
Total	$238,583,426

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2020

Title of Security	Shares	Cost	Value
COMMON STOCKS - 95.43%

Administrative and Support Services - 7.82%
Alcon, Inc. (a)	30,000	$1,710,029	$1,979,400
Booking Holdings, Inc. (a)	2,000	1,459,049	4,454,540
PayPal Holdings, Inc. (a)	35,000	871,561	8,197,000
Terminix Global Holdings, Inc. (a)	30,000	905,892	1,530,300
TransUnion	25,000	2,013,923	2,480,500
		$6,960,454	$18,641,740
Amusement, Gambling, and
Recreation Industries - 2.28%
The Walt Disney Co.	30,000	$1,588,580	$5,435,400

Beverage and Tobacco
Product Manufacturing - 0.81%
PepsiCo, Inc.	13,000	$632,331	$1,927,900

Broadcasting (except Internet) - 0.88%
Comcast Corp. - Class A	40,000	$947,928	$2,096,000

Building Material and Garden
Equipment and Supplies Dealers - 2.26%
Home Depot, Inc.	13,000	$1,941,152	$3,453,060
Lowe’s Companies, Inc.	12,000	966,066	1,926,120
		$2,907,218	$5,379,180
Chemical Manufacturing - 1.63%
Amgen, Inc.	10,000	$1,609,946	$2,299,200
Johnson & Johnson	10,000	866,300	1,573,800
		$2,476,246	$3,873,000

Computer and Electronic
Product Manufacturing - 22.29%
Alphabet, Inc. - Class A (a)	4,000	$847,060	$7,010,560
Alphabet, Inc. - Class C (a)	4,010	844,083	7,025,039
Apple, Inc.	180,000	756,933	23,884,200
Ecolab, Inc.	15,000	1,436,988	3,245,400

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a)	Non-income producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2020

Title of Security	Shares	Cost	Value
COMMON STOCKS (Continued)

Computer and Electronic
Product Manufacturing (Continued)
NVIDIA Corp.	10,000	$2,316,830	$5,222,000
Palo Alto Networks, Inc. (a)	11,000	2,379,071	3,909,290
Thermo Fisher Scientific, Inc.	6,000	879,267	2,794,680
		$9,460,232	$53,091,169

Credit Intermediation and
Related Activities - 3.93%
JPMorgan Chase & Co.	30,000	$1,721,192	$3,812,100
SVB Financial Group (a)	12,000	2,426,971	4,653,960
Wells Fargo & Co.	30,000	586,809	905,400
		$4,734,972	$9,371,460

Data Processing, Hosting and
Related Services - 0.96%
Fiserv, Inc. (a)	20,000	$971,166	$2,277,200

Electrical Equipment, Appliance, and
Component Manufacturing - 1.01%
Eaton Corp. Plc	20,000	$834,912	$2,402,800

Fabricated Metal Product
Manufacturing - 0.25%
BWX Technologies, Inc.	10,000	$558,598	$602,800

Food Services and Drinking Places - 1.57%
Casey’s General Stores, Inc.	3,000	$439,892	$535,860
Starbucks Corp.	30,000	561,000	3,209,400
		$1,000,892	$3,745,260

Insurance Carriers and
Related Activities - 4.69%
Berkshire Hathaway, Inc. - Class B (a)	20,000	$678,649	$4,637,400
Progressive Corp/The	20,000	1,409,657	1,977,600
UnitedHealth Group, Inc.	13,000	3,145,097	4,558,840
		$5,233,403	$11,173,840

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a)	Non-income producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2020

Title of Security	Shares	Cost	Value
COMMON STOCKS (Continued)

Machinery Manufacturing - 1.45%
Roper Technologies, Inc.	8,000	$335,931	$3,448,720

Merchant Wholesalers,
Durable Goods - 1.36%
IAA, Inc. (a)	50,000	$1,900,153	$3,249,000

Miscellaneous Manufacturing - 0.46%
Edwards Lifesciences Corp. (a)	12,000	$714,536	$1,094,760

Nonstore Retailers - 6.83%
Amazon.com, Inc. (a)	5,000	$1,231,664	$16,284,650

Other Information Services - 2.52%
Facebook, Inc. - Class A (a)	22,000	$2,108,799	$6,009,520

Petroleum and Coal
Products Manufacturing - 0.35%
Chevron Corp.	10,000	$566,082	$844,500

Professional, Scientific, and
Technical Services - 11.61%
MasterCard, Inc. - Class A	53,000	$890,386	$18,917,820
Visa, Inc. - Class A	40,000	1,087,480	8,749,200
		$1,977,866	$27,667,020

Publishing Industries
(except Internet) - 10.45%
Adobe, Inc. (a)	12,000	$3,463,758	$6,001,440
Autodesk, Inc. (a)	13,000	1,985,801	3,969,420
Microsoft Corp.	52,000	6,470,467	11,565,840
salesforce.com, Inc. (a)	15,000	2,246,082	3,337,950
		$14,166,108	$24,874,650

Rail Transportation - 2.44%
Union Pacific Corp.	28,000	$806,918	$5,830,160

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a)	Non-income producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2020

Title of Security	Shares	Cost	Value
COMMON STOCKS (Continued)

Securities, Commodity Contracts,
and Other Financial Investments
and Related Activities - 5.60%
BlackRock, Inc.	10,000	$2,494,205	$7,215,400
Intercontinental Exchange, Inc.	16,000	1,399,966	1,844,640
S&P Global, Inc.	13,000	2,334,390	4,273,490
		$6,228,561	$13,333,530

Truck Transportation - 1.97%
Old Dominion Freight Line, Inc.	24,000	$2,220,361	$4,684,320
TOTAL COMMON STOCKS		$70,563,911	$227,338,579

SHORT-TERM INVESTMENTS - 4.72%

Mutual Funds - 4.72%
First American Treasury Obligations
Fund - Class X, 0.04% (b)	11,244,847	$11,244,847	$11,244,847
TOTAL SHORT-TERM INVESTMENTS		$11,244,847	$11,244,847

TOTAL INVESTMENTS - 100.15%		$81,808,758	$238,583,426
LIABILITIES IN EXCESS
OF OTHER ASSETS - (0.15)%			(348,401)
TOTAL NET ASSETS - 100.00%			$238,235,025

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a)	Non-income producing.
(b)	The rate shown is the annualized seven day yield as of December 31, 2020.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

ASSETS:
Investments in securities, at fair value (cost: $81,808,758)	$238,583,426
Receivables
Fund shares issued	60,371
Dividends and interest	22,242
Prepaid expenses	11,714

TOTAL ASSETS:	$238,677,753

LIABILITIES:
Payables
Payable for capital shares redeemed	$81,656
Payable to Adviser	284,114
Accrued expenses	76,958

TOTAL LIABILITIES:	$442,728

TOTAL NET ASSETS	$238,235,025

NET ASSETS CONSIST OF:
Capital Stock	$81,456,317
Total distributable earnings	156,778,708

TOTAL NET ASSETS	$238,235,025

SHARES OUTSTANDING
($0.0001 par value; 100,000,000 shares authorized)	2,684,955

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$88.73

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

INVESTMENT INCOME:
Dividend income	$1,643,322
Interest income	22,780

Total investment income	$1,666,102

EXPENSES:
Advisory fees	$1,020,134
Administration fees	198,848
Dividend disbursing and transfer agent fees	76,235
Independent director’s expenses and fees	62,452
Fund accounting fees	61,962
Other	57,283
Professional services	53,846
Custody fees	24,686
Printing and supplies	17,342

Total expenses	$1,572,788

NET INVESTMENT INCOME:	$93,314

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	8,991,244
Net change in unrealized appreciation of investments	41,303,935

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:	50,295,179

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,388,493

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	2020	2019
OPERATIONS:
Net investment income	$93,314	$754,366
Net realized gain on investments	8,991,244	4,967,492
Net change in unrealized
appreciation of investments	41,303,935	42,875,413

Net increase in net assets
resulting from operations	$50,388,493	$48,597,271

Distributions to shareholders:
Distributions to shareholders	(9,108,918)	(7,188,706)

Total distributions	$(9,108,918)	$(7,188,706)

Capital Share Transactions:
Net increase in net assets
from capital share transactions	1,157,683	2,817,764

Total Increase in net assets	$42,437,258	$44,226,329

NET ASSETS:
Beginning of the Year	$195,797,767	$151,571,438
End of the Year	$238,235,025	$195,797,767

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the year

	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value,
beginning of year	$73.02	$57.40	$60.57	$51.60	$48.92

Income from investment operations:
Net investment income(1)	0.03	0.28	0.29	0.20	0.29
Net realized and unrealized
gain/(loss) on investments	19.14	18.06	(2.51)	11.08	3.15
Total from
investment operations	19.17	18.34	(2.22)	11.28	3.44

Less dividends and distributions:
Dividends from net
investment income	(0.08)	(0.29)	(0.28)	(0.20)	(0.29)
Dividends from net
realized gain	(3.38)	(2.43)	(0.67)	(2.11)	(0.47)
Total distributions	(3.46)	(2.72)	(0.95)	(2.31)	(0.76)

Net asset value, end of year	$88.73	$73.02	$57.40	$60.57	$51.60

Total return	26.44%	32.13%	(3.76)%	21.98%	7.09%

Supplemental data and ratios:
Net assets, end of period
(in thousands)	$238,235	$195,798	$151,571	$144,610	$122,877
Ratio of net expenses to
average net assets:	0.77%	0.79%	0.77%	0.79%	0.82%
Ratio of net investment income
to average net assets:	0.05%	0.42%	0.40%	0.35%	0.60%
Portfolio turnover rate	8.9%	16.9%	2.8%	4.7%	10.7%

See accompanying Notes to the Financial Statements.

(1)	Net investment income per share is calculated using the ending balances prior to consideration of adjustment for permanent book-to-tax differences.

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bridges Investment Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.  The primary investment objective of the Fund is long-term capital appreciation.  In pursuit of that objective, the Fund invests primarily in common stocks.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

	A.	Investments –

Security transactions are recorded on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method.  Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

Securities owned are reflected in the accompanying Statement of Assets and Liabilities and the Schedule of Investments at fair value based on quoted market prices. Bonds and other fixed-income securities (other than repurchase agreements and demand notes) are valued using market quotations or a matrix method provided by an independent pricing service.  Other securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price (“NOCP”).  If no sales were reported on that day, quoted market price represents the closing bid price.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Securities for which prices are not readily available are valued by the Fund’s valuation committee (the “Valuation Committee”) at a fair value determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

The Valuation Committee concludes that a price determined under the Fund’s valuation procedures is not readily available if, among other things, the Valuation Committee believes that the value of the security might be materially affected by an intervening significant event.  A significant event may be related to a single issuer, to an entire market sector, or to the entire market.  These events may include, among other things: issuer-specific events including rating agency action, earnings announcements and corporate actions, significant fluctuations in domestic or foreign markets, natural disasters, armed conflicts, and government actions.  In the event that the market quotations are not readily available, the fair value of such securities will be determined in good faith, taking into consideration: (i) fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold.  The members of the Valuation Committee shall continuously monitor for significant events that might necessitate the use of fair value procedures.

B.	Federal Income Taxes –

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies (“RICs”) to distribute all of its taxable income to shareholders.  Therefore, no Federal income tax provision for the Fund is required.  Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign securities.

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.  The Fund has reclassified the components of its capital accounts for the year ended December 31, 2020, by increasing total distributable earnings by $28,400 and decreasing capital stock by $28,400.

The Fund has not recorded any liability for material unrecognized tax benefits as of December 31, 2020.  It is the Fund’s policy to recognize accrued interest and penalties related to uncertain benefits in income tax expense as appropriate.

C.	Distribution To Shareholders –

The Fund records and pays dividends to shareholders on a quarterly basis on the ex-dividend date.  Distribution of net realized gains, if any, are recorded and made on an annual basis to shareholders on the ex-dividend date.

D.	Use of Estimates –

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in Net Assets from operations during the reporting period.  Actual results could differ from those estimates.

E.	Fair Value Measurements –

GAAP defines fair value as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical investments.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
 Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The valuation techniques used by the Fund to measure fair value for the year ended December 31, 2020, maximized the use of observable inputs and minimized the use of unobservable inputs.  During the year ended December 31, 2020, no securities held by the Fund were deemed Level 3.

The following is a summary of the inputs used as of December 31, 2020, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$227,338,579	$—	$—	$227,338,579
Short-Term Investments	11,244,847	—	—	11,244,847
Total Investments
in Securities	$238,583,426	$—	$—	$238,583,426

Refer to the Schedule of Investments for further information on the classification of investments.

(2)	INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Contract, Bridges Investment Management, Inc. (the “Investment Adviser”) furnishes investment advisory services for the Fund.  In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month-end net assets of the Fund during the quarter, equivalent to 1/2 of 1% per annum.  Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.  These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.  For the year ended December 31, 2020, the Fund incurred $1,020,134 in advisory fees.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net assets of the Fund for the year.  Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract.  There were no amounts reimbursed during the year ended December 31, 2020.

The Fund has entered into a Board-approved contract with the Investment Adviser in which the Investment Adviser acts as primary administrator to the Fund at an annual rate of $42,000, through quarterly payments of $10,500, and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, acts as sub-administrator to the Fund.  These administrative expenses are shown as Administration fees on the Statement of Operations.  As of December 31, 2020, $10,500 was due to the Investment Adviser for its services as primary administrator. This liability is included in the Accrued expenses on the Statement of Assets and Liabilities.

Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

(3)	SECURITY TRANSACTIONS

The cost of long-term investment purchases during the years ended December 31, 2020 and 2019, was:

	2020	2019
Non U.S. government securities	$17,353,046	$28,482,077

Net proceeds from sales of long-term investments during the years ended December 31, 2020 and 2019, were:

	2020	2019
Non U.S. government securities	$30,239,147	$28,193,735

There were no long-term U.S. government transactions for the years ended December 31, 2020 and 2019.

(4)	NET ASSET VALUE

The NAV per share represents the effective price for all subscriptions and redemptions.

(5)	CAPITAL STOCK

Shares of capital stock issued and redeemed during the year ended December 31, 2020 and 2019, were as follows:

	2020	2019
Shares sold	129,529	114,075
Shares issued to shareholders in
reinvestment of net investment income	60,621	60,409
	190,150	174,484
Shares redeemed	(186,635)	(133,670)
Net increase	3,515	40,814

Value of capital stock issued and redeemed during the year ended December 31, 2020 and 2019, were as follows:

	2020	2019
Net proceeds from shares sold	$9,239,482	$7,355,188
Reinvestment of distributions	5,183,398	4,273,821
	14,422,880	11,629,009
Cost of shares redeemed	(13,265,197)	(8,811,245)
Net increase	$1,157,683	$2,817,764

(6)	DISTRIBUTIONS TO SHAREHOLDERS

On March 31, 2020 and June 30, 2020, the Fund declared and paid ordinary income distributions, to shareholders of record on March 30, 2020 and June 29, 2020, respectively. These distributions were calculated as $0.065 and $0.015 per share, respectively.

Additionally, on December 4, 2020, the Fund declared and paid a long-term capital gain distribution of $3.38466 per share to shareholders of record on December 3, 2020.

(7)	FEDERAL INCOME TAX INFORMATION

The tax character of distributions during the years ended December 31, 2020 and 2019 were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
12/31/20	$121,714	$8,987,204
12/31/19	$763,189	$6,425,517

As of December 31, 2020, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments	81,808,758
Unrealized appreciation	156,774,668
Unrealized depreciation	—
Net unrealized appreciation	$156,774,668

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$156,774,668
Undistributed ordinary income	—
Undistributed long term gains	4,040
Other accumulated gain/(loss)	—
Total distributable earnings	$156,778,708

As of December 31, 2020, the Fund did not have any capital loss carryovers.

(8)	SUBSEQUENT EVENT

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Bridges Investment Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bridges Investment Fund, Inc. (the “Fund”) as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 17, 2021

PRIVACY POLICY NOTICE
(Unaudited)

Protecting your privacy is important to Bridges Investment Fund, Inc. and our employees. We want you to understand what information we collect and how we use it. In order to provide our shareholders with a broad range of financial products and services as effectively and conveniently as possible, we use technology to manage and maintain shareholder information. The following policy serves as a standard for all Bridges Investment Fund, Inc. employees for the collection, use, retention, and security of nonpublic personal information.

What Information We Collect

In order to serve you better, we may collect nonpublic personal information about you from the following sources:

•	Information we receive from you in connection with opening an account or establishing and maintaining a shareholder relationship with us, whether in writing or oral;

•	Information about your transactions with us or our affiliates; and

•	Information we receive from third parties such as your accountants, attorneys, life insurance agents, family members, financial institutions, custodians, trustees and credit bureaus.

“Nonpublic personal information” is nonpublic information about you that we obtain in connection with providing a financial product or service to you. For example, nonpublic personal information includes the contents of your application, account balance, transaction history and the existence of a relationship with us.

What Information We Disclose

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law. We are permitted to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to third parties to assist us in servicing your account with us.

If you decide to close your account(s) or become an inactive shareholder, we will adhere to the privacy policies and practices as described in this notice.

Our Security Procedures

We also take steps to safeguard shareholder information. We restrict access to your personal and account information to those who need to know that information to provide products and services to you. Violators of these standards will be subject to disciplinary measures. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

ADDITIONAL DISCLOSURES

INVESTMENT ADVISORY AGREEMENT DISCLOSURE (Unaudited)

As required by the terms of the investment advisory agreement, the Fund’s Independent Board members vote for the continuance of the agreement no less than annually.  On May 19, 2020, the Fund’s investment advisory agreement with BIM was approved by the Independent Board for a period commencing on July 31, 2020 through July 30, 2021.

In approving the continuance of the investment advisory agreement, the independent directors of the Fund were asked to take the following factors into consideration:

•	The nature, extent, and quality of the services to be provided by the investment adviser;

•	The comparative investment performance of the Fund and the investment adviser;

•	The costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the Fund;

•	The extent to which economies of scale would e realized as the Fund grows;

•	Whether the fee levels reflect these economies of scale for the benefit of Fund investors; and

•	Whether the Board relied upon comparisons of the services to be rendered and the amounts to be paid under the Investment Advisory Contact with those under other similar investment advisory contracts.

With respect to BIM’s financial resources, BIM provided the Fund’s Board of Directors information showing (as of December 31, 2019) total assets of $27,712,100, no long-term debt, and total shareholders’ equity of $23,056,219 with a current ratio (current assets to current liabilities) of 1.6x and an equity to total assets ratio of 83.20%.

The directors reviewed and focused on the Fund’s past performance and operations in their evaluation and decision.  Based on information gathered from a leading mutual fund evaluator, the Fund directors compared the Fund’s performance criteria to funds with similar investment objectives.  The total fund comparison universe varied depending on the time frame of the comparison and other investment parameters included, but with respect to funds with a growth investment objective, the Fund ranked, on percentile terms, in the 50th percentile over a trailing 12-month period, 85th over a 3-year period, 78th over a 5-year period, and 83rd over a 10-year period. (as of March 31, 2020)

The Fund directors reviewed the asset allocation of the Fund, including the percentage of Fund assets invested in stocks (96.58% as of March 31, 2020) cash and cash equivalents (3.42% as of March 31, 2020) and bonds (0.00% as of March 31, 2020).  They also reviewed a number of current ratios for the Fund’s portfolio, including the current price/earnings ratio of Fund stocks (20.6x as of March 31,

2020) price/cash flow ratio (15.4x) and price/book ratio (3.8x), as well as the Fund’s turnover ratio, which was at 17.00% for the trailing twelve months, was still well below the average turnover ratio average of 59% for a comparison group of large cap growth funds.  The directors also reviewed the Fund’s expense ratio, which was 0.80% for the period ending March 31, 2020, compared to an average of 1.48% for a peer group of funds selected as the comparison group.

The Fund Board also reviewed the extent to which economies of scale would be realized as the Fund grows, and the expected impact of any growth in Fund assets on the Fund’s fee structure, including fees and expenses which are not directly related to the size of the Fund, and provisions in agreements with service providers which carry a lower basis charge if the Fund asset base increases.

With respect to the Fund’s compliance program, the Fund directors were provided information concerning both the historical practices to ensure compliance by Fund personnel, as well as current actions taken to strengthen the Fund’s compliance structure.

The Board of Directors noted that Edson L. Bridges III has more than 37 years of experience with the Fund’s portfolio and thus is very familiar with the Fund’s history and operations.  The Board of Directors further noted that Edson L. Bridges III has been responsible for the day-to-day management of the Fund’s portfolio since April 11, 1997, with Brian Kirkpatrick as the back-up person in this position.

At each Board of Directors meeting since 1995, the Board has reviewed the brokerage commissions and fees paid with respect to all securities transactions undertaken for the Fund’s portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and BIM. The actions taken by Management with respect to portfolio transactions and commission levels have been approved by the Board of Directors.

As in the past the Fund’s Board of Directors had reviewed the soft dollar practices of the Fund’s advisor and the benefits that BIM and its clients may have received from the Fund’s portfolio transactions under such arrangements, in May of 2019 the Board was advised that in early 2019 BIM had disbanded any soft dollar commission arrangements they held and were no longer in the practice of applying commission dollars to such arrangements.

MANAGEMENT’S DISCUSSION AND ANALYSIS
(Unaudited)

Introduction

The following information is provided in response to Item 22 in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C.  The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 22(b)(3)

The Directors, as a group, were paid a total of $62,500 by Bridges Investment Management, Inc. for their attendance at Audit and Administration/Nominating Committee meetings in addition to Board of Directors and Independent Board meetings held during 2020.  These fees were reimbursed by the Fund in the calendar quarter that followed the date such payment was made.

The Officers, as a group, were not paid any compensation by the Fund for their services during 2020.  During the most recent fiscal year ended December 31, 2020, the Fund paid its investment adviser, Bridges Investment Management, Inc., $1,020,134 in fees under the investment advisory contract.

Item 22(b)(5)

Officers and Directors

The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). In addition, the Fund’s Statement of Additional Information includes additional information about Fund directors and is available, from the Fund’s website at http://www.bridgesfund.com or by calling 1.800.939.8401.

**The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, Securities and Exchange Commission Interpretive Release No. IC-24083, dated October 14, 1999, and SEC Release No IC-24816, dated January 2, 2001, providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).  Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund’s investment adviser, Bridges Investment Management, Inc.  Those individuals who are not “interested persons” are disinterested persons for this disclosure.  Bridges Investment Fund, Inc. considers these proposed Board members to be “independent directors” exercising care, diligence and good business judgement with respect to the governance of the Fund.**

Item 22(e)(4)

Liquidity Risk Management Program

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of a Liquidity Administrator Committee, which includes representatives from Bridges Investment Fund, Inc., the Fund’s investment adviser.

The Liquidity Administrator Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administrator Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered in the 10 months ended September 30, 2020 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception on May 14, 2019 (the “Review Period”) in order to prepare a written report for the Board (the “Report”) for consideration at its meeting held on November 17, 2020. The Report noted that during the Review Period the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program had been effectively implemented during the Review Period.
MD&A-2

Disclosure Regarding Fund Directors and Officers (Unaudited)

**Disinterested Persons Also Known as Independent Directors**

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*
Daniel J. Brabec	Mr. Brabec has been a Director of Spectrum Financial Services, Inc. in Omaha, Nebraska from 1999 to 2020. He currently serves as Senior
Age: 62	Vice President of Spectrum. He has directly managed real estate and commercial credit assets for a number of affiliates of Spectrum
Financial Services, Inc. since January 2009. Prior to that, he served as a Director of Great Western Bank, Omaha, Nebraska and was its
Director	Chief Executive Officer and President from 2001 until its sale in 2008, and served as Controller for Great Western Bancorporation in an
(2015 – present)	interim role from 1999 to 2001. He began his career in banking in 1985 joining Pioneer Bank, St Louis, Missouri after three years with

Control Data Corporation and served as Executive Vice President, Security Officer and Director of Rushmore Bank and Trust, Rapid City, South Dakota from 1993 to 1999. Mr. Brabec has been determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors.

Nathan Phillips	Mr. Dodge is the President of NP Dodge Company since April 2014, and prior to that position, served as the Executive Vice
Dodge III	President. He has worked at NP Dodge Company since October, 1993. Mr. Dodge is also a principal officer and director of a number
Age: 57	of subsidiary and affiliated companies in Lauritzen Corp. in 2008 and of First State Bank of Loomis in 2003.

Director
(2010 – present)

Jeffrey C. Royal	Mr. Royal is the President of Dundee Bank, a community bank located in Omaha, Nebraska. He has served in that position since
Age: 44	January 2006. Prior to joining Dundee Bank, he was Second Vice President of First National Bank of Omaha. Mr. Royal became a Director of Nicholas Financial, Inc. in 2017, a publicly traded company, a Director of Boston Omaha Corporation in 2019,
Director (2018 – present)
a publicly traded company, and also serves as the Chairperson and a director of Mackey Banco, Inc. (the holding company for Dundee Bank) and as a director of Brunswick State Bank, Tri-Valley Bank, and Eagle State Bank.

MD&A-3

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*
Robert Slezak Age: 63 Director (2008 – present) Chairperson (2016 – present) Vice Chairperson (2012 – 2016)
Mr. Slezak was elected Chairperson on October 14, 2016, and prior to that time, served as Vice Chairperson commencing April 10, 2012.
Mr. Slezak is currently a private investor, and has been since November 1999.  Prior to that, Mr. Slezak served as Vice President, Chief Financial Officer and Treasurer of the Ameritrade Holding Corporation from January 1989 to November 1999 and as a director from October 1996 to September 2002. Mr. Slezak currently serves as a member of the board of directors of The Pegasus Companies, Inc. (formerly, Xanadoo Company), a developer of solar power projects. Mr. Slezak has been determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors. Mr. Slezak has been designated as the Lead Independent Director of the Fund.

Kelly A. Walters Age: 60 Director (2013 – present)
Kelly A. Walters is currently a partner with Kuehl Capital Holdings LLC and Aspect Venture Partners, an affiliate of Kuehl Capital Holdings. He also recently started a new business named Outdoor Lifestyle Suppliers.  Prior to those positions,Mr. Walters was the President and Chief Executive Officer of Condor Hospitality Trust, Inc. (formerly, Supertel Hospitality, Inc.), a NASDAQ listed hospitality real estate investment trust based in Norfolk, Nebraska (Condor), from April 2009 through February 2015.  Prior to joining Condor, Mr. Walters was the Senior Vice President of Capital Markets at Investors Real Estate Trust from October 2006 to March 2009.  Prior to IRET, Mr. Walters was a Senior Vice President and Chief Investment Officer of Magnum Resources, Inc., a privately held real estate investment and operating company, from 1996 to 2006.  Prior to Magnum, Mr. Walters was a Deputy Manager of Brown Brothers Harriman from 1993 to 1996, an Investment Manager at Peter Kiewit Sons, Inc. from 1985 to 1993, and a stockbroker at Piper, Jaffray and Hopwood from 1983 to 1985. Mr. Walters has been determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors.

MD&A-4

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*
Lyn Wallin Ziegenbein Age: 68 Director (2013 – present)
Ms. Wallin Ziegenbein is an attorney and currently serves as the Executive Director Emerita of the Peter Kiewit Foundation, a private foundation awarding charitable grants throughout Nebraska and portions of Iowa and Wyoming, since January 2014, and served as the Executive Director of the Peter Kiewit Foundation from March 1984 to December 2013. Commencing in 2017, Ms. Wallin Ziegenbein also serves the Manager of Future Forward, LLC, an Omaha based investor group, and New North Makerhood, Inc., a nonprofit organization, together these entities are developing property in downtown Omaha, Nebraska for the purpose of creating an “arts and trades” district.  Since 2015, she has been a private philanthropy consultant.  Ms. Wallin Ziegenbein has served on the Board of Directors of Assurity Life Insurance Company since 1984 and served on the Board of Lamp Rynearson Engineering until December 31, 2017.  Previously, Ms. Wallin Ziegenbein served on the Federal Reserve Bank of Kansas City’s Omaha Branch Board of Directors from 2006 to 2011.  Ms. Wallin Ziegenbein’s prior experience also includes serving as a director of Norwest Bank Nebraska and Lincoln Telephone and Telegraph.  Ms. Wallin Ziegenbein also served as an Assistant United States Attorney for Nebraska from 1978 to 1982.

*	Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Directors is, P.O. Box 542021, Omaha, Nebraska 68154.
MD&A-5

Interested Person Directors and Officers

The following Directors and Officers are interested persons of the Fund.  The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*
Edson L.	Since December 2000, Mr. Bridges has been President, Chief Executive Officer, and Director of Bridges Investment Management, Inc.
Bridges III, CFA Age: 62 President (1997 – present) Chief Executive Officer (2004 - present)
Since August of 1983, Mr. Bridges was a full-time member of the professional staff of Bridges Investment Counsel, Inc. where he has served as Executive Vice President since 1993.  Mr. Bridges is also a Director of that firm. Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than 37 years.  Mr. Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the position of Portfolio Manager at the close of business on that date.  Mr. Bridges became Chief Executive and Investment Officer of the Fund on April 13, 2004. Mr. Bridges is Chairperson, and a director of Bridges Investor Services, Inc., Chairperson of the Board and a director of Bridges Trust Company, and since 2017, a director of Bridges Holding Company.  Mr. Bridges served as a Director of Stratus  Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska from 1990 to 2016, and was previously Chairperson of the Audit Committee of the Stratus Fund.

Director
(1991 – present)

Robert W. Bridges, CFA Age: 55 Director (2007 – present)
Mr. Bridges is a Senior Managing Director, Portfolio Manager, and Co-Head of Behavioral Finance at Sterling Capital Management LLC.
Sterling Capital Management LLC, located in Charlotte, North Carolina, is an investment management company founded in 1970.  Mr. Bridges began his service with Sterling Capital Management, LLC in 1996 and served in various roles including client service, systems integration, and compliance before joining the equity research team in 2000.  Mr. Bridges also served various Bridges entities in the following positions: a Director of Bridges Investment Counsel, Inc. since December 2006, a Director of Bridges Trust Company since 2007, and a Director of Bridges Holding Company since 2017.  Prior to joining Sterling, Mr. Bridges served in accounting, research analysis and several other roles for Bridges Investment Counsel, Inc. for six years and was elected President in 2021.  Mr. Bridges earned his B.S. in Business from Wake Forest University, and became a CFA charter holder in 2003.

MD&A-6

Additional Officers of the Fund

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*
Edson L. Bridges II, CFA Age: 88 Chairperson Emeritus (2006 – present) Vice-Chairperson
Mr. Bridges was elected Chairperson Emeritus on April 15, 2006.  Mr. Bridges had previously served as Chairperson, Vice-Chairperson, Chief Executive Officer, and President of the Fund. Mr. Bridges was replaced by Edson L. Bridges III as Chief Executive Officer of the Fund on April 13, 2004. Mr. Bridges currently is the Continuity and Research Officer for Bridges Investment Management and served as a director from 2000 – 2017. In September, 1959, Mr. Bridges became associated with the predecessor firm to Bridges Investment Counsel, Inc. (BIC) and served for many years as President, Director, CEO, and Chief Compliance Officer of Bridges Investment Counsel, Inc. BIC voluntarily withdrew its registration as an SEC registered investment advisor as of December 26, 2017, which registration commenced January 1946. Mr. Bridges is also President and Director of Bridges Investor Services, Inc. During his tenure, Mr. Bridges also served as President, Director, and Chief Executive Officer of Provident Trust Company (n/k/a Bridges Trust Company), originally chartered to conduct business on March 11, 1992 and is currently the Continuity and Research Officer for Bridges Trust Company.

(2005 – 2006)

Chairperson
(1997-2005)

Chief Executive
Officer
(1997 - 2004)

President
(1970-1997)

Director
(1963 – 2007)

Nancy K. Dodge Age: 59 Treasurer (1986 – present)
Ms. Dodge has been an employee of Bridges Investment Management, Inc. since 1994, where she serves as a Vice President.  After joining Bridges Investment Counsel, Inc. in January of 1980, her career progressed through the accounting department of that Firm, to her present position as Vice President. Ms. Dodge is the person primarily responsible for overseeing day to day operations for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank, transfer agent, and the independent registered public accounting firm.  She was appointed Chief Compliance Officer of the Fund, as of November 21, 2006, and Secretary of the Fund as of October 1, 2017. Ms. Dodge is a Vice President for Bridges Trust Company, and Bridges Trust Company South Dakota.

Chief Compliance
Officer
(2006 – present)

Secretary
(2017 – present)

MD&A-7

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*
Brian Kirkpatrick, CFA Age: 49 Executive Vice President (2006 – present)
Mr. Kirkpatrick has been an employee of Bridges Investment Management since 1994 and has been a full-time member of the professional staff of Bridges Investment Management, Inc.,responsible for securities research, and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than 20 years. Mr. Kirkpatrick serves as a Senior Vice President, Chief Compliance Officer, and Director of Bridges Investment Management and Senior Vice President for Bridges Trust Company.Having joined Bridges Investment Counsel, Inc. on August 24, 1992, he served as a Senior Vice President until 2017.  Mr. Kirkpatrick was appointed Sub Portfolio Manager of the Fund on April 12, 2005.

Vice President
(2000 – 2006)

*	Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Officers is, P.O. Box 542021, Omaha, Nebraska 68154.

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available at the Fund’s website, www.bridgesfund.com, or by calling 1-800-939-8401.

MD&A-8

Item 22(b)(7)(i)

This item requires a discussion of those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund’s investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year.  The investment performance for 2020, the most recently completed fiscal year, was a 26.44% total return with cash and capital gain distributions reinvested in shares of capital stock in the Fund.

The relevant market conditions and the investment strategies pursued by the Fund’s investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year are fully described on pages one through five of the Shareholder Letter, which is a part of the Annual Report.

Item 22(b)(7)(ii)

The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index.  In a table placed within or contiguous to the graph, the Fund’s average annual total returns for the one, five, and ten-year periods ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

This line graph appears on page MD&A-10.  The information on the line graph is set forth without amplifying commentary.  However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 2020 is an integral part of the overall presentation concerning investment performance.

The assumptions for the preparation of data to compute performance for the Standard & Poor’s 500 Composite Index and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear on pages MD&A-11.

The Standard & Poor’s 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund.  Common stocks have ranged between 90.6% to 98.3% of total market value in the Fund’s portfolio over the last decade.  This observation means that our Fund’s investment record in the typical year is unlikely to match, exactly, results of a securities investment in the Standard & Poor’s 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund.  Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization and widely owned stocks; a representative list of which is held by our Fund.

MD&A-9

AVERAGE ANNUAL TOTAL RETURN
1 YEAR	5 YEAR	10 YEAR
26.44%	17.15%	13.41%

The Fund’s past performance is not an indication of how the Fund will perform in the future.  The performance information presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
BRIDGES INVESTMENT FUND, INC. AND
THE STANDARD AND POORS 500 INDEX

INFORMATION SUPPORTING AND SETTING
QUALIFICATIONS FOR INVESTMENT RETURNS

Assumptions

1.	The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.
2.	The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.
3.	The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.
4.
All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates.  The dividend for the Standard & Poor’s 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund.

MD&A-10

Appropriate Index

The Fund is to select an “appropriate broad-based securities market index” that is administered by an organization that is not an affiliated person of the Fund or its investment adviser.  The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes

The Fund does not utilize any other index outside of the S&P 500.

Item 22(d)(3)

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.)  These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

Item 22(d)(4) & (5)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2020 can be obtained at the Fund’s website at www.bridgesfund.com or by calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Additional Disclosures

Shareholder Notification of Federal Tax Status (Unaudited) –The Bridges Investment Fund designates 100% of dividends declared during the fiscal year ended December 31, 2020 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Bridges Investment Fund designates 100% of dividends declared from the net investment income during the fiscal year ended December 31, 2020 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Bridges Investment Fund designates 0% of ordinary distributions as short-term gain distributions under Internal Revenue code Section871(k)(2)(c).

Information to Be Filed in N-CSR Report - The Securities and Exchange Commission requires specific certifications by the Fund’s principal officers with every report on Form N-CSR.  The Fund’s President, Executive Vice-President, and Chief Compliance Officer/Treasurer will provide his or her certification on a separate document, which certification will be filed as an exhibit to the Fund’s Form N-CSR.  Form N-CSR includes certain additional items of information to be reported, including; Item 2, Code of Ethics; Item 3, Audit Committee Financial Expert; Item 4, Principal Accountant Fees and Services; Item 6, Schedule of
MD&A-11

Investments; Item 10, Submission of Matters to Vote of Security Holders; Item 11, Controls and Procedures; and Item 12, Exhibits.  The Fund’s report on Form N-CSR is available, without charge, at the SEC’s website at http://sec.gov, and is also available, without charge, upon request to the offices of the Fund at 1.800.939.8401.

Respectfully Submitted,

Edson L. Bridges III
President and Chief Executive and Investment Officer

MD&A-12

 (This Page Intentionally Left Blank.)

BRIDGES INVESTMENT FUND, INC.
1125 South 103rd Street, Suite 580
Omaha, Nebraska 68124

Telephone  402-397-4700
Facsimile  402-397-1555

Directors

Daniel J. Brabec	Jeffrey C. Royal
Edson L. Bridges III	Robert T. Slezak
Robert W. Bridges	Kelly A. Walters
Nathan Phillips Dodge III	Lyn Wallin Ziegenbein

Officers

Robert T. Slezak	Chairperson and Lead Independent Director
Lyn Wallin Ziegenbein	Vice Chairperson
Edson L. Bridges II	Chairperson Emeritus
Edson L. Bridges III	President and Chief Executive and
Investment Officer
Brian M. Kirkpatrick	Executive Vice President
Nancy K. Dodge	Secretary, Treasurer and Chief Compliance
Officer

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Corporate Counsel	Counsel to Independent Directors

Baird Holm LLP	Husch Blackwell LLP
Attorneys at Law	13330 California Street
1700 Farnam Street	Suite 200
Suite 1500	Omaha, Nebraska 68154
Omaha, Nebraska 68102

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue
Suite 2200
Milwaukee, Wisconsin 53202

BI-ANNU 12/31/20

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s president and treasurer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they provide a written request to the office of the Fund, Attention: Nancy Dodge, 8401 West Dodge Road, Suite 256, Omaha, NE 68114.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that there are three audit committee financial experts serving on its audit committee.  Daniel J. Brabec, Robert T. Slezak, and Kelly A. Walters are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$14,000	$14,000
Audit-Related Fees	$ -	$ -
Tax Fees	$3,500	$3,000
All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	$ -	$ -
Registrant’s Investment Adviser	$ -	$ -

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. Controls and Procedures.

(c)
The registrant’s president, executive vice president, and treasurer/principal financial officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(d)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 3, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Bridges Investment Fund, Inc.

By (Signature and Title)* /s/ Edson L. Bridges III
  Edson L. Bridges III, President, CEO, CIO

Date    February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Edson L. Bridges III
  Edson L. Bridges III, President, CEO, CIO

Date    February 26, 2021

By (Signature and Title)* /s/ Brian M. Kirkpatrick
  Brian M. Kirkpatrick, Executive Vice President

Date    February 26, 2021

By (Signature and Title)* /s/ Nancy K. Dodge
     Nancy K. Dodge, Secretary, Treasurer, CCO,
     Principal Financial Officer

Date    February 26, 2021

* Print the name and title of each signing officer under his or her signature.